UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2012

Commission file number 001-11625

Pentair Ltd.

(Exact name of Registrant as specified in its charter)

Switzerland	98-1050812
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification number)

Freier Platz 10, CH-8200 Schaffhausen, Switzerland
(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: 41-52-630-48-00

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	Other Events.

On November 19, 2012, Pentair, Ltd. (the “Company”) issued a press release announcing that Pentair Finance S.A. (“PFSA”), a wholly-owned subsidiary of the Company, intends to sell unsecured senior notes in a private offering in accordance with Rule 144A and Regulation S under the Securities Act of 1933, as amended (the “Securities Act”). Pursuant to Rule 135c under the Securities Act, the Company is filing a copy of such press release as Exhibit 99.1 hereto, which is incorporated herein by reference.

On November 19, 2012, the Company issued a press release announcing that PFSA has commenced a private exchange offer for senior notes issued by Pentair, Inc., a wholly-owned, indirect subsidiary of the Company. Pursuant to Rule 135c under the Securities Act, the Company is filing a copy of such press release as Exhibit 99.2 hereto, which is incorporated herein by reference.

On November 19, 2012, the Company issued a press release announcing the pricing of PFSA’s unsecured senior notes. Pursuant to Rule 135c under the Securities Act, the Company is filing a copy of such press release as Exhibit 99.3 hereto, which is incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

Not applicable.

(b)	Pro Forma Financial Information

Not applicable.

(c)	Shell Company Transactions

Not applicable.

(d)	Exhibits

The exhibits listed in the accompanying Exhibit Index are being filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on November 19, 2012.

PENTAIR LTD.
Registrant

By:	/s/ Angela D. Lageson
Angela D. Lageson
Senior Vice President, General Counsel and Secretary

PENTAIR LTD.

Exhibit Index to Current Report on Form 8-K

Dated November 19, 2012

Exhibit Number	Description

99.1	Pentair Ltd. press release dated November 19, 2012 announcing senior notes offering.

99.2	Pentair Ltd. press release dated November 19, 2012 announcing exchange offer and consent solicitation.

99.3	Pentair Ltd. press release dated November 19, 2012 announcing the pricing of senior notes.